EXHIBIT 99 TO FORM 10-Q
                              (Additional Exhibits)




Exhibit     Page
No.         No.       Description
-------     ----      -----------
99.1        E-99.1    Certifying Statement of Cimetrix Chief Executive Officer
                      pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2        E-99.2    Certifying Statement of Cimetrix Chief Financial Officer
                      pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Cimetrix, Incorporated (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Reback, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Robert H. Reback
-------------------------------
Robert H. Reback
President and Chief Executive Officer
November 14, 2002














                                     E-99.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Cimetrix, Incorporated (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Riley G. Astill, Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Riley G. Astill
-----------------------
Riley G. Astill
Vice President of Finance and Chief Financial Officer
November 14, 2002










                                     E-99.2